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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
TF FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 28, 2005

Dear Stockholders:

        On behalf of the Board of Directors and management of TF Financial Corporation, I cordially invite you to attend the 2005 Annual Meeting of Stockholders to be held at the Goodnoe Farm Restaurant, Durham Road and Sycamore Street, Newtown, Pennsylvania on April 27, 2005 at 10:00 a.m., Eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, I will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

        At the Meeting, stockholders will elect two directors and will vote on the ratification of the appointment of the Company's independent auditor and the approval of the adoption of the TF Financial Corporation 2005 Stock-Based Incentive Plan. In addition, you may be asked to consider and vote upon a stockholder proposal seeking your vote on a non-binding stockholder recommendation to remove any provisions in the Company's Certificate of Incorporation and Bylaws that segregate the Board of Directors into separate classes with staggered terms of office. Your Board of Directors has reviewed and carefully considered the stockholder proposal and unanimously recommends that you vote AGAINST the stockholder proposal.

        Whether or not you plan to attend the meeting, please sign and date the enclosed proxy card and return it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend the meeting. YOUR VOTE IS VERY IMPORTANT.

Sincerely,

Kent C. Lufkin President and Chief Executive Officer

TF FINANCIAL CORPORATION
3 PENNS TRAIL
NEWTOWN, PENNSYLVANIA 18940
(215) 579-4000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on April 27, 2005

        NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting (the Meeting) of Stockholders of TF Financial Corporation, will be held at the Goodnoe Farm Restaurant, Durham Road and Sycamore Street, Newtown, Pennsylvania on April 27, 2005 at 10:00 a.m., Eastern time.

        The meeting is for the purpose of considering and acting upon:

  1.
  The election of two directors of TF Financial Corporation;

  2.
  The ratification of the appointment of Grant Thornton LLP as the Company's independent auditor for the fiscal year ending December 31, 2005;

  3.
  Approval of the adoption of the TF Financial Corporation 2005 Stock-Based Incentive Plan;

  4.
  A stockholder proposal, if presented at the meeting, recommending the removal of any provisions in the Company's Certificate of Incorporation and Bylaws that segregate the Board of Directors into separate classes with staggered terms of office; and

  5.
  The transaction of such other matters as may properly come before the meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the meeting.

        Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on March 21, 2005, are the stockholders entitled to notice of and to vote at the meeting and any adjournments thereof.

        You are requested to complete, sign and date the enclosed proxy card which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

Lorraine A. Wolf Corporate Secretary

Newtown, Pennsylvania
March 28, 2005

        IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
OF
TF FINANCIAL CORPORATION
3 PENNS TRAIL
NEWTOWN, PENNSYLVANIA 18940

ANNUAL MEETING OF STOCKHOLDERS
APRIL 27, 2005

GENERAL

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of TF Financial Corporation (the Company) to be used at the 2005 Annual Meeting of Stockholders of the Company which will be held at the Goodnoe Farm Restaurant, Durham Road and Sycamore Street, Newtown, Pennsylvania on April 27, 2005 at 10:00 a.m., Eastern time. This proxy statement and the accompanying Notice of Annual Meeting of Stockholders, form of proxy and Annual Report are being first mailed to stockholders on or about March 28, 2005. The Company is the parent company of Third Federal Bank (the Bank), TF Investments Corporation and Penns Trail Development Corporation.

        At the meeting, stockholders will consider and vote upon (i) the election of two directors, (ii) the ratification of the appointment of Grant Thornton LLP as the Company's independent auditor for the fiscal year ending December 31, 2005, and (iii) approval of the adoption of the TF Financial Corporation 2005 Stock-Based Incentive Plan. In addition, if presented at the Meeting, stockholders will consider and act upon a stockholder proposal seeking your vote on a non-binding stockholder recommendation that any provisions in the Company's Certificate of Incorporation and Bylaws segregating the Board of Directors into separate classes with staggered terms of office be removed. Your Board of Directors has reviewed and carefully considered the stockholder proposal and is unanimously opposed to it. The Board of Directors urges you to vote AGAINST the stockholder proposal. The Board of Directors knows of no additional matters that will be presented for consideration at the meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the meeting or any adjournment thereof.

VOTING AND REVOCABILITY OF PROXIES

        Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the meeting. A proxy will not be voted if a stockholder attends the meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted as specified thereon. If no specification is made, proxies will be voted "FOR" the nominees for director set forth herein, "FOR" the ratification of the appointment of Grant Thornton LLP as the Company's independent auditor for the fiscal year ending December 31, 2005, "FOR" the approval of the TF Financial Corporation 2005 Stock-Based Incentive Plan, and, if presented at the meeting, "AGAINST" the stockholder proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director if either of the nominees is unable to serve, or for good cause will not serve, and matters incident to the conduct of the meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        Directors, officers and employees of the Company have an interest in certain matters to be voted upon at the Meeting. Following stockholder approval, employees, officers and directors of the Company may be awarded shares of Common Stock and may be granted stock options pursuant to the TF Financial

Corporation 2005 Stock-Based Incentive Plan. The approval of this plan is being presented as "Proposal III—Approval of the Adoption of the TF Financial Corporation 2005 Stock-Based Incentive Plan."

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        Stockholders of record as of the close of business on March 21, 2005, (the Record Date), are entitled to one vote for each share of Common Stock of the Company then held. As of the Record Date, the Company had 2,950,463 shares of Common Stock outstanding and eligible to vote.

        The Certificate of Incorporation of the Company provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the Limit) be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated pursuant to the Securities Exchange Act of 1934, as amended (the Exchange Act), and includes (i) shares beneficially owned by such person or any of his or her affiliates (as defined in the Certificate of Incorporation), (ii) shares which such person or his or her affiliates have the right to acquire upon the exercise of conversion rights or options and (iii) shares as to which such person and his or her affiliates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership or similar plan of the issuer or any subsidiary.

        The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the meeting. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify or adopt any proposal at the time of the meeting, the meeting may be adjourned in order to permit the further solicitation of proxies.

        As to the election of directors, the proxy card being provided by the Board of Directors allows a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for any or all of the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast.

        As to Proposal III, approval of the adoption of the TF Financial Corporation 2005 Stock-Based Incentive Plan, a stockholder may, by checking the appropriate box: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) vote to "ABSTAIN" on the item. Proposal III shall be determined by a majority of the shares present or represented and entitled to vote at the Annual Meeting. Broker Non-Votes will have no impact on the outcome of the votes on Proposal III, and proxies marked "ABSTAIN" will have the same impact as a vote "AGAINST" Proposal III.

        Concerning all other matters that may properly come before the meeting, including the ratification of the appointment of the independent auditor and the stockholder proposal, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item, or (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required, such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN " as to that matter.

Security Ownership of Certain Beneficial Owners and Management

        Persons and groups owning in excess of 5% of the Company's Common Stock are required to file reports regarding such ownership pursuant to the Exchange Act. The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by persons and groups owning in excess of 5% of the Company's Common Stock and by management of the Company. Management knows of no persons or groups other than those set forth below who own more than 5% of the Company's outstanding shares of Common Stock as of the Record Date.

Security Ownership of Certain Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding
Third Federal Savings Bank	201,486	(1)	6.83%
Employee Stock Ownership Plan Trust 3 Penns Trail Newtown, Pennsylvania 18940
Private Capital Management, L. P.	231,599	(2)	7.85%
8889 Pelican Bay Blvd. Suite 500 Naples, Florida 34108
Jeffrey L. Gendell	186,737	(3)	6.33%
55 Railroad Ave., 3rd Fl. Greenwich, CT 06830
John R. Stranford	209,639	(4)	6.98%
3 Penns Trail Newtown, Pennsylvania 18940
Security Ownership of Management	Amount and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding
Kent C. Lufkin	18,401	(5)	*
President and Chief Executive Officer
Dennis R. Stewart	21,363	(6)	*
Executive Vice President and Chief Financial Officer
Floyd P. Haggar	18,348	(7)	*
Senior Vice President and Chief Lending Officer
All directors and executive officers as a group (12 persons)	661,031	(8)	21.28%

*
Less than 1%.

(1)
The ESOP purchased such shares for the exclusive benefit of plan employee participants with borrowed funds. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received are voted by the ESOP Trustee as directed by the Board of Directors or the ESOP Committee, subject to the fiduciary duty of the ESOP Trustee. In addition, the ESOP holds, as of the Record Date, 158,100 shares which have been allocated under the ESOP to participant accounts.

(2)
Based on Schedule 13F-HR filed with the Securities and Exchange Commission on February 14, 2005.

(3)
Based on Schedule 13F-HR filed with the Securities and Exchange Commission on February 11, 2005.

(4)
Includes 55,000 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.

(5)
Includes 8,280 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.

(6)
Includes 9,900 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.

(7)
Includes 12,400 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.

(8)
Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect beneficial ownership. Includes 8,476 shares held in the ESOP allocated to the accounts of executive officers of the Company and the Bank, 1,565 unvested restricted shares granted to executive officers and directors of the Company and the Bank pursuant to the Third Federal Savings Bank Management Stock Bonus Plan ("MSBP") which vest over five years at the rate of 20% per year, for which officers and directors possess sole voting power and no investment power until such shares vest, and options to purchase an additional 155,180 shares which executive officers and directors may acquire pursuant to the exercise of options exercisable within 60 days of the Record Date. Also includes 10,000 shares held by the Third Federal Savings Bank Retirement Plan Trust for which the trustees of the plan share equal voting power, each of whom disclaims beneficial ownership with respect to these shares.

PROPOSAL I—ELECTION OF DIRECTORS

General Information and the Nominees

        The Company's Certificate of Incorporation requires that directors be divided into three classes, each class as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of six members. Two directors will be elected at the meeting to serve for a three-year term or until their respective successors have been elected and qualified.

        John R. Stranford and Albert M. Tantala, Sr. have been nominated by the Board of Directors to serve as directors. Messrs. Stranford and Tantala are both currently members of the Board. Should either be unavailable for election by reason of death or other unexpected occurrence, the enclosed proxy, to the extent permitted by applicable law, may be voted with discretionary authority in favor of the election of any substitute nominee.

        The following table sets forth information with respect to the nominees for director and the directors continuing in office, including their names, ages, the years they first became directors of the Company or the Bank, and the number and percentage of shares of the Common Stock beneficially owned by each as of the Record Date. Each director of the Company is also a member of the Board of Directors of the Bank with the exception of John R. Stranford.

Name	Age(1)	Year First Elected or Appointed(2)	Current Term to Expire	Shares of Common Stock Beneficially Owned(3)		Percent of Class
BOARD NOMINEES FOR TERM TO EXPIRE IN 2008
John R. Stranford	63	1994	2005	209,639	(4)	6.98%
Albert M. Tantala, Sr.	66	1984	2005	95,791	(5)	3.24%

DIRECTORS CONTINUING IN OFFICE
Carl F. Gregory	70	1976	2006	108,049	(6)	3.65%
Robert N. Dusek	65	1974	2006	96,272	(7)(8)	3.24%
George A. Olsen	76	1982	2007	63,987	(7)(8)	2.16%
Dennis L. McCartney	62	2000	2007	15,649	(9)	0.53%

(1)
At December 31, 2004.

(2)
Refers to the year the individual first became a director of the Bank.

(3)
Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.

(4)
Includes 55,000 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date. Includes 15,578 shares allocated to Mr. Stranford's account held in the ESOP.

(5)
Includes 9,400 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.

(6)
Includes 13,400 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.

(7)
Excludes 201,486 unallocated shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") for which such individual serves as a member of the ESOP Committee or as a Trustee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity.

(8)
Includes 18,000 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.

(9)
Includes 7,500 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.

Biographical Information

        The principal occupation of each director, nominee for director and executive officer of the Company for the last five years is set forth below.

        Robert N. Dusek is Chairman of the Board of the Company. Mr. Dusek is the owner and president of Direction Associates, Inc., Spring House, Pennsylvania, a professional planning, urban design and real estate advisory organization founded in 1972. Consulting services have been provided to more than 250 corporate, institutional, municipal and individual clients seeking design, project financial structuring, land acquisition assistance and real estate development advice. The organization has been involved in planning hundreds of multi-family residential, industrial, commercial, redevelopment and institutional projects throughout Pennsylvania.

        Carl F. Gregory is Chairman Emeritus of the Bank Board and a director. He retired as Chief Executive Officer of the Bank in January 1995. Mr. Gregory retired as President of the Bank in 1993, a position he had held since July 1982. He has been with the Bank since 1962. Mr. Gregory is a Trustee of Holy Family University, and is serving his third term as Vice Chairman. He is President of the Frankford Hospital Foundation. Mr. Gregory is currently serving on the Board of the Northeast Branch YMCA and on the Advisory Board of the Newtown Chamber Orchestra. Mr. Gregory is a former member of the Advisory Council of the Federal Reserve Bank having served two non-consecutive terms.

        Dennis L. McCartney has been a director of Penns Trail Development Corporation, a subsidiary of TF Financial Corporation, since 1998. Mr. McCartney retired from the United States Steel Corporation in November 2004, where he served as General Manager-East for the Real Estate Division. Mr. McCartney is a former board member of the Bucks County Enterprise Zone Committee and the Bucks County Economic Development Council.

        George A. Olsen is Chairman of the Board of the Bank. Mr. Olsen retired from Kingsbury, Inc., Philadelphia, Pennsylvania, a bearing manufacturer in September 1993, where Mr. Olsen served as President and CEO. Mr. Olsen serves on the Board of Holy Family University. He also is the past President of the Settlement Music School, the former Director of the YMCA of Philadelphia and Board Chairman of the Northeast Branch YMCA.

        John R. Stranford was employed by the Bank for over 35 years. Mr. Stranford served as President and Chief Executive Officer of the Company and the Bank from January 1995 until his retirement on June 30, 2003. Prior to becoming President and Chief Executive Officer, Mr. Stranford served as President from January 1994 and as Executive Vice President and Chief Operating Officer of the Bank since 1984. Mr. Stranford is a former member of the Federal Reserve Bank Advisory Council.

        Albert M. Tantala, Sr., is a director of the Bank board and has served on various Bank committees. Mr. Tantala is the founding principal, President and CEO of a regional consulting-engineering firm. He is a trustee of the Frankford Day Nursery, of Holy Family University, and of the Frankford Hospital Foundation. Mr. Tantala served for more than seven years on the Pennsylvania State Registration Board for Professional Engineers, Land Surveyors and Geologists, including two years as Board President. He retired as a U.S. Army officer in 1989 with 28 years of service. Mr. Tantala is past President of the Philadelphia Section of the American Society of Civil Engineers, the Bridesburg Civic Association and the Frankford Optimist Club.

        Kent C. Lufkin currently serves as President and Chief Executive Officer of the Company and the Bank and was appointed to such offices effective June 30, 2003. He joined the Bank in 2000 and formerly served as Senior Vice President and Retail Banking Officer. Mr. Lufkin's prior experience includes four years as President and Chief Executive Officer at Roebling Bank in Roebling, New Jersey. Mr. Lufkin serves as a Board member and Treasurer of Big Brothers and Big Sisters of New Jersey. He is also a Board member of the Lower Bucks County Chamber of Commerce; the Insured Financial Institutions of Delaware Valley; the Bucks County Council, Boy Scouts of America; the South Jersey Bankers Association; and the Greater Northeast Philadelphia Chamber of Commerce.

        Dennis R. Stewart is Executive Vice President and Chief Financial Officer of the Bank and the Company. Before becoming Executive Vice President, he served as Senior Vice President and Chief Financial Officer since May 1999. Prior to that, Mr. Stewart served as Executive Vice President and Chief Financial Officer of First Coastal Bank in Virginia Beach, Virginia, where he had been employed since 1990. Mr. Stewart is a certified public accountant.

Meetings and Committees of the Board of Directors

        The Company is governed by a Board of Directors and various committees of the Board which meet regularly throughout the year. During the year ended December 31, 2004, the Board of Directors of the Company held five regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and Committees on which such director served during the year ended December 31, 2004.

        The Company is the parent company of the Bank and does not pay any cash compensation to the executive officers of the Company. The Company's Compensation Committee administers the TF Financial Corporation Incentive Compensation Plan. The Compensation Committee of the Bank determines compensation and benefits for the executive officers. The Compensation Committee of the

Bank is also responsible for all matters regarding compensation and benefits, hiring, termination and affirmative action issues for other officers and employees of the Bank. The Compensation Committee of the Company is comprised of Messrs. Dusek (Chair), Olsen and Gregory and met four times in 2004. The Compensation Committee of the Bank is comprised of Messrs. Dusek (Chair), Olsen, Gregory and Swanstrom and met four times in 2004.

        The Audit Committee of the Company is comprised of Directors Olsen (Chair), Gregory, Tantala and McCartney. All members of the Audit Committee have been determined by the Board of Directors to be independent under the rules of the Nasdaq Stock Market. The Board of Directors has determined that Mr. Gregory is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission.

        The Audit Committee annually selects the independent auditors and meets with the accountants to discuss the annual audit. The Audit Committee is further responsible for internal controls for financial reporting. The Audit Committee met four times during the year ended December 31, 2004. The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee.

Principal Accounting Firm Fees

        Audit Fees.    The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2004 and 2003 were $178,883 and $89,309, respectively.

        Audit Related Fees.    The aggregate fees billed by Grant Thornton LLP for assurance and related services related to the audit of the annual financial statements and to the review of the quarterly financial statements for the years ended December 31, 2004 and 2003 were $15,000 and $12,000, respectively.

        Tax Fees.    The aggregate fees billed by Grant Thornton LLP for professional services rendered for tax compliance, tax advice or tax planning for the years ended December 31, 2004 and 2003 were $53,278 and $45,776, respectively.

        All Other Fees.    The aggregate fees billed by Grant Thornton LLP for professional services rendered for services or products other than those listed under the captions Audit Fees,Audit-Related Fees, and Tax Fees for the years ended December 31, 2004 and 2003 were $32,472 and $21,730, respectively, and consisted of audits of benefit plans.

        It is the Audit Committee's policy to approve all audit and non-audit services prior to the engagement of the Company's independent auditor to perform any service. All of the services listed above for 2004 and 2003 were approved by the Audit Committee prior to the service being rendered.

Report of the Audit Committee

        For the fiscal year ended December 31, 2004, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Grant Thornton LLP, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Grant Thornton LLP disclosures regarding its independence as required by Independence Standards Board Standard No. 1 and discussed with Grant Thornton LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

  Audit Committee:

          George A. Olsen (Chair), Carl F. Gregory, Albert M. Tantala and Dennis L. McCartney

Director Nomination Process

        The Company does not have a standing nominating committee. The independent directors of the Company serve the functions of a nominating committee for selecting the management's nominees for election of directors in accordance with the Company's Bylaws. As defined by Nasdaq, each of the six directors, other than John R. Stranford, is an independent director. The independent directors met once during the year ended December 31, 2004 in this capacity. The Board feels it is appropriate for the independent directors to serve this function without forming a standing committee because the Company has a relatively small Board, making action by committee unnecessary for purposes of managing nominations. Because there is not a standing committee, the Company does not have a nominating committee charter, however, the Board has adopted a written policy addressing the nominating function.

        The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential Board nominees includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Third Federal Bank. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting the Board's nominees for election. There is no difference in the manner in which persons recommended by directors or officers versus persons recommended by stockholders in selecting Board nominees are evaluated.

        To be considered in the selection of Board nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. Persons recommended for consideration as Board nominees should meet the director qualification requirements set forth in Article III, Sections 15 to 18 of the Company's Bylaws, which require that (i) directors must be stockholders of the Company, beneficially owning at least 5,000 shares; (ii) directors of the Company must reside within sixty miles of the Company's main office in Newtown, Pennsylvania; (iii) directors may not serve as a management official of another depository institution or depository holding company as those terms are defined by the regulations of the Office of Thrift Supervision; and (iv) directors must be persons of good character and integrity and must also have been nominated by persons of good character and integrity. The Board also believes potential directors should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

Stockholder Communications

        The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of stockholders. All of the Board's members attended the 2004 annual meeting of stockholders.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Director Compensation

        Each director of the Company is also a director of the Bank, with the exception of John R. Stranford who serves as a director of the Company only. For 2004, non-employee directors of the Company received a quarterly retainer of $3,000 ($16,400 for the Chairman of the Company's Board). During 2004, each non-employee director of the Bank received a fee of $1,000 per board meeting attended ($2,500 for the Chairman of the Bank's Board) and $500 per committee meeting attended ($600 for the Chairman of the Committee). For the fiscal year ended December 31, 2004, total fees paid to directors were $271,200. Previously, directors received awards of stock options and restricted stock which vest over five years at the rate of 20% per year. Directors received no payments under the long-term incentive plans during 2004. The Company accrued a total of $186,800 during 2004 under the TF Financial Corporation Incentive Compensation Plan, to be paid to directors during 2005.

Executive Compensation

        The Company has no full time employees, relying upon employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

        Report of the Compensation Committee of the Bank on Executive Compensation.    The Committee had four meetings during 2004, at which time it reviewed, evaluated and approved executive compensation and benefit recommendations. The Bank's executive compensation programs consist of elements that vary based on corporate performance (variable pay) and elements that do not (fixed pay). The variable component may be substantial. Variable pay elements include stock compensation plans and an incentive plan, which are further discussed below. These variable performance based elements (as determined in the year earned) represent from 30% to 40% of total compensation for each executive covered under such plans. All plans are developed based on compensation information concerning the Bank's community-banking competitors and peers, and are administered to balance the interests of the executives with the performance of the Bank and the interests of the Company's stockholders.

        The executive compensation program of the Company is designed to:

  •
  Support a pay-for-performance policy that differentiates compensation based on corporate and individual performance;

  •
  Motivate employees to assume increased responsibility and reward them for their achievement;

  •
  Provide compensation opportunities that are comparable to those offered by other leading community banking companies, allowing the Company to compete for and retain top quality, dedicated executives who are critical to the Company's long-term success; and

  •
  Align the interests of executives with the long-term interests of stockholders through award opportunities that can result in ownership of Common Stock.

        The Committee believes that the most meaningful performance and pay equity comparisons are made against companies of similar size and with similar business interests. In keeping with this belief, the Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Bank's market area, including institutions with total assets of between $500 million and $800 million.

        The companies chosen for compensation comparisons in the most recent competitive study are not the same companies that comprise the published industry index in the performance graph set forth below. The Committee believes that the most direct competitors for executive talent are not necessarily all of the companies that would be included in a published industry index for comparing total stockholder value.

        The Committee believes that growth in shareholders' equity and growth in franchise value are the most appropriate measures for evaluating the Company's results. The Company's Senior Management Long-Term Incentive Plan relies on such measurements as a primary determinant of incentive payouts.

        The Company's and the Committee's intent is to provide executive compensation consisting of base salaries, which when combined with awards made under the TF Financial Corporation Incentive Compensation Plan and grants made under the Company's stock compensation plans, result in total compensation levels which approximate the relative rankings of asset size and earnings performance within the peer group. Each compensation decision is based on what is competitive for that compensation element relative to the peer group, as well as the impact of such decision on total compensation.

        Because pay and performance levels at peer companies are not known at the time compensation decisions are made, the Committee does not know if the target compensation levels have been met until such peer information is made public. Therefore, the Committee looks at the historical relationship between pay and performance over a one-year period. It is the Committee's intent to address any variance between performance rank and compensation rank with future compensation decisions.

        To continue to meet these objectives, the Committee may from time to time change or adjust one or more of the Company's executive compensation plans or recommend the same to the Board of Directors, as it deems appropriate.

        Base Salary.    The Company's base salary program targets base salaries for executive officers at the low to middle end of the market range. As indicated above, the "market" for the Company is comparable institutions in and around the Bank's market area, including institutions with total assets of between $500 million and $800 million. The Committee believes that base salary should be reflective of the executive's scope of responsibility, and further, that asset size is the best indicator of scope of responsibility. Accordingly, base salaries for executives are targeted to have the same relative rank among the peer group as asset size.

        Long-Term Incentive Program.    The long-term incentive program is composed of the following:

  •
  The Company's stock compensation plans, which are made up of two elements: stock options and restricted stock awards. The Committee believes that issuing stock options and restricted stock to executives benefits the Company's stockholders by encouraging and enabling executives to own the stock of the Company, thus aligning executive pay with stockholder interests.

  •
  The TF Financial Corporation Incentive Compensation Plan, which pays cash awards based on growth in shareholders' equity and growth in franchise value. Thus, the Company's net income, growth in originated loans outstanding and growth in retail deposit households are measured for the period, and compared to individualized targets determining actual payouts from the plan.

        The 2004 mix of the long-term incentive program awards was set subjectively. In determining the mix, the Committee balanced rewards for past performance with incentives for future performance, and took into account such factors as overall risk of the pay package, award sizes in prior years and cash/stock mix. Current holdings of stock were not considered. No payments were made under the TF Financial Corporation Incentive Compensation Plan during 2004, and no stock option or restricted stock grants were made during 2004 due to the Company's failure to meet its performance goals during 2003.

        2004 Compensation for the CEO.    During the year ended December 31, 2004, Mr. Lufkin received a base salary of $178,500. In addition, Mr. Lufkin is eligible to participate in the same executive compensation plans available to the other executive officers as described above. Mr. Lufkin received no payment under the Senior Management Long-Term Incentive Plan during 2004. Mr. Lufkin was awarded a discretionary, performance-based, cash bonus of $60,000 during 2004. Thus, the variable performance-based portion was approximately 25.16% of Mr. Lufkin's total compensation for 2004.

  Compensation Committee of the Bank:

          Robert N. Dusek (Chair), George A. Olsen, Carl F. Gregory and Kenneth A. Swanstrom

        Stock Performance Graph.    Set forth below is a performance graph for the Common Stock for the period from December 31, 1999 through December 31, 2004. The performance graph compares the cumulative total stockholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in the Nasdaq U.S. Stock Market Index, (b) the cumulative total stockholder return on stocks included in the SNL Nasdaq Thrift Index and (c) the cumulative total stockholder return on stocks included in the SNL $500 million—$1 billion Thrift Index. The Nasdaq U.S. Stock Market Index was prepared by the Center for Research in Security Prices (CRSP) at the University of Chicago, and the SNL indices were prepared by SNL Securities, LC, Charlottesville, Virginia. The SNL $500 million to $1 billion Thrift and Nasdaq Thrift Indices are included in the performance graph because these indices track the performance of thrift institutions similar to the Company. Comparison with the Nasdaq U.S. Stock Market Index and the thrift indices assumes the investment of $100 as of December 31, 1999. The cumulative total return for each index and for the Company is computed with the reinvestment of dividends that were paid during the period.

COMPARISON OF CUMULATIVE TOTAL RETURN

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Nasdaq U.S. Market Index	$100	$60	$48	$33	$49	$54
SNL OTC Thrift Index	100	125	161	205	310	350
SNL $.5B-$1B Thrift Index	100	114	160	224	319	353
TF Financial Corporation	100	131	170	205	289	277

        There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph above. The Company neither makes nor endorses any predictions as to stock performance.

        The information set forth above under the subheadings "Report of the Compensation Committee on Executive Compensation" and "Stock Performance Graph" (i) shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by the Company under such Act or the Securities Act of 1933, as amended, shall not be deemed to be incorporated by reference in any such filing.

        Summary Compensation Table.    The following table sets forth compensation awarded to the Chief Executive Officer and certain other executive officers for the three years ended December 31, 2004. All compensation is paid by the Bank, with the exception of $4,000 in director's fees paid to Mr. Lufkin by Penns Trail Development Corporation, a wholly-owned subsidiary of the Company.

Long-Term Compensation
		Annual Compensation				Awards				Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)		Restricted Stock Awards(2)		Securities Underlying Options/SARs(#)		LTIP Payouts(3)		All Other Compensation(4)
Kent C. Lufkin President and Chief Executive Officer	2004 2003 2002	$178,500 175,000 120,000	$60,000 — —		$4,000 — —	$	— 15,595 —		— 4,398 1,500	$	— 14,258 21,803	$23,186 20,564 11,058
Dennis R. Stewart Executive Vice President and Chief Financial Officer	2004 2003 2002	$153,000 150,000 125,000	$40,000 — —	$	— — —	$	— — 24,710	$	— 2,500 1,500	$	— 35,055 21,803	$23,942 25,148 12,568
Floyd P. Haggar Senior Vice President and Chief Lending Officer	2004 2003 2002	$125,000 115,000 115,000	$30,000 — 10,000	$	— — —	$	— — —	$	— 2,000 —	$	— 20,797 44,002	$19,549 20,125 12,958

(1)
Represents board fees paid to Mr. Lufkin as a director of Penns Trail Development Corporation.

(2)
As of December 31, 2004, the number and aggregate market value of unvested restricted stock were as follows: Mr. Lufkin 665 shares ($21,280); Mr. Stewart 2000 shares ($64,000); and Mr. Haggar 200 shares ($6,400). These awards vest 20% per year. Any dividends paid on the Common Stock are also paid on MSBP shares.

(3)
There were no long-term incentive plan payouts in 2004.

(4)
Includes approximately 567, 599 and 553 shares allocated to Messrs. Lufkin, Stewart and Haggar in 2004 under the ESOP which, based upon a stock price of $32.00, had an aggregate value of $18,144, $19,168 and $17,696. Also includes $750 allocated, in 2004, to each of Messrs. Lufkin, Stewart and Haggar under the 401(k) Plan. Also includes the imputed value of life insurance for Messrs. Lufkin, Stewart and Haggar of $552, $1,032 and $552, respectively, for 2004. For Messrs. Lufkin, Stewart and Haggar, also includes car allowance of $3,740, $2,992 and $551, respectively, in 2004.

        Long-Term Incentive Plans.    Effective January 1, 1996, the Board adopted a Directors and Senior Management Incentive Compensation Plan. The Plan targeted an annual bonus pool up to 7.00% of net income of the Bank to the extent that growth in net income equals up to 5% per year. Awards under the plan were allocated to directors (40%) and senior management (60%). Awards were paid-out 40% immediately (Short-Term Award) and 60% deferred for two years (Long-Term Award). The Long-Term Award was adjusted prior to payment: (a) assuming a 500 basis point per year earnings credit, and (b) a reduction of 10% for each 1% or fraction thereof that the average annual earnings per share growth during the two year deferral period did not equal 10%. As a result of the restructuring of Federal Home Loan Bank advances undertaken during 2003, the income goals set under this Plan were not met during 2003, and due to the operation of the carry forward formula in the Plan, no awards were made in 2004 under this Plan.

        Effective October 18, 2004 the long term incentive plan was amended and re-titled the TF Financial Corporation Incentive Compensation Plan (the "Incentive Plan"). At the beginning of each plan year, the Compensation Committee will establish targets for net income, growth in originated loans outstanding and growth in retail deposit households. Each Participant will be assigned a combination of these three factors, aggregating to 100%. The extent to which these individualized targets are accomplished will determine the percentage of payout earned by each Participant. The payout, in turn, will be a percentage of base salary, and the percentage will vary based on the title and duties of the Participant. No awards will be made unless the Company's net income equals 90% of the target established for the year. The awards are not vested until paid in the year following the plan year, except in the case of a "change of control" in which case the payment is 100% earned payable on the closing date. The Incentive Plan shall be administered by the Board or a Committee of the Board.

LONG-TERM INCENTIVE PLAN AWARDS TABLE
Long-Term Incentive Plan Awards in Last Fiscal Year

			Estimated Future Payouts under Non-Stock Price Based Plans
		Performance or Other Period Until Maturation or Payout(2)
Name	Number of Shares, Units, or Other Rights (#)(1)		Threshold ($ or #)	Target ($ or #)(3)	Maximum ($ or #)(4)
Kent C. Lufkin	—	1/04-12/04	—	$115,299	—
Dennis R. Stewart	—	1/04-12/04	—	$82,357	—
Floyd P. Haggar	—	1/04-12/04	—	$53,828	—

(1)
Percentage awarded to each individual of the fund reserved for award to senior management and directors.

(2)
Payout of awards to be made at the rate of 100% in February 2005.

(3)
Plan award accrued for the year ended December 31, 2004. See Summary Compensation Table for 2004 payments for previously accrued awards.

(4)
There is no maximum award under the plan.

        Stock Option Plans.    The following table sets forth additional information concerning options held at December 31, 2004 under the 1996 and 1997 Stock Option Plans. There were no stock options granted during 2004 to the named executive officers.

	Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value
			Number of Securities Underlying Unexercised Options/SARs at FY-End (#)
				Value of Unexercised In-The-Money Options/SARs at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable/Unexercisable	Exercisable/Unexercisable
Kent C. Lufkin	—	—	7,279/6,619	$97,300/$38,088	(1)
Dennis R. Stewart	—	—	9,500/4,500	$114,425/$27,525	(2)
Floyd P. Haggar	—	—	11,000/3,000	$125,000/$26,250	(3)

(1)
Based on an exercise price per share of $13.9375 for 5,000 options, $20.30 for 3,000 options, $25.35 for 1,500 options and $34.14 for 4,398 options. The closing stock price as of December 31, 2004 was $32.00 per share.

(2)
Based on an exercise price per share of $20.125 for 5,000 options, $13.25 for 2,000 options, $20.30 for 3,000 options, $25.35 for 1,500 options and $34.14 for 2,500 options.

(3)
Based on an exercise price per share of $28.00 for 5,000 options, $13.25 for 7,000 options and $34.14 for 2,000 options.

Equity Compensation Plan Information

        Set forth below is information as of December 31, 2004 with respect to compensation plans under which equity securities of the Registrant are authorized for issuance.

	(a)	(b)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	(c)
			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders(1)	258,072	$19.51	9,682
Equity compensation plans not approved by shareholders(2)	25,000	14.75	—

TOTAL	283,072	$19.09	9,682

(1)
Plans approved by stockholders include: TF Financial Corporation 1997 Stock Option Plan.

(2)
Plans not approved by stockholders include: TF Financial Corporation 1996 Directors Stock Option Plan

        Change in Control Severance Agreements.    The Company has entered into a change in control severance agreement with Robert N. Dusek, Chairman of the Board. The Bank has entered into a change in control severance agreement with Kent C. Lufkin, President and Chief Executive Officer, Dennis R. Stewart, Executive Vice President and Chief Financial Officer, and Floyd P. Haggar, Senior Vice President and Chief Lending Officer. The severance agreement for Mr. Lufkin has a term of three years. The severance agreements for Messrs. Stewart and Haggar both have a term of twenty-four months. The agreements are terminable by the Company and the Bank for just cause as defined in the agreements. If the Company or the Bank terminates the director or employee without just cause following a change in control as defined in such agreements, the director or employee will be entitled to a severance payment. Mr. Dusek's agreement stipulates a payment of $250,000 upon termination of service following a change in control. With respect to Mr. Lufkin's agreement, such agreement contains a provision stating that in the event of the termination of employment in connection with any change in control of the Bank, the employee will be paid an amount equal to 2.99 times the employee's most recent three calendar year's average annual total compensation. The agreements with Messrs. Stewart and Haggar provide for payments equal to 2.00 times the prior three calendar years' average annual total compensation upon termination of employment following a change in control. If such payments were to be made under the agreements as of December 31, 2004, such payments would equal approximately $465,249, $419,160, and $357,624 with respect to Messrs. Lufkin, Stewart and Haggar, respectively. It is anticipated that all such payments made by the Bank under such agreements would be a tax-deductible compensation expense for federal tax purposes. The aggregate payments that would be made to such individuals net of the federal tax benefit would be an expense to the Bank, thereby reducing net income and the Bank's capital by such amount. The agreements may be renewed annually by the Board of Directors within the Board's sole discretion.

Other Benefits

        Pension Plan.    The Pension Plan provides for monthly payments to each participating employee at normal retirement age (age 65). For accruals before January 1, 1998, the annual benefit payable as a life annuity under the Pension Plan is equal to 45% of Final Average Compensation plus 19.5% of Final Average Compensation in excess of the Covered Compensation in effect for the year of benefit determination, reduced for each year of service less than 30. Where the percentage results in an amount that exceeds the allowable limits under the Internal Revenue Code (the Code), such amount shall be reduced to the maximum allowable amount. For purposes of benefit calculations, Final Average Compensation is defined as the average of total compensation for the five highest years. For accruals after December 31, 1997, the annual benefit payable as a life annuity under the Pension Plan is equal to 45% of Average Compensation reduced for each year of service less than 30. Average Compensation is defined as the average of total compensation for all years beginning after December 31, 1997. A participant may elect an early retirement at age 55 with 5 years of service at a reduced monthly benefit. At December 31, 2004, Messrs. Lufkin, Stewart and Haggar had 5 years, 6 years and 7 years, respectively, of credited service under the Pension Plan.

        Pension Plan Table.    The following table sets forth the estimated annual benefits payable under the Pension Plan described above, upon retirement at age 65 as of December 31, 2004, expressed in the form of a life annuity, for the average annual earnings described above and years of service specified. Such amounts are in addition to any benefits payable under Social Security.

		Creditable Years of Service at Age 65
Average Annual Wages
		15	20	25	30	35
$25,000		$5,625	$7,500	$9,375	$11,250	$11,250
50,000		11,625	15,609	19,593	23,578	23,578
75,000		18,550	25,222	31,893	38,565	38,565
100,000		25,475	34,834	44,193	53,553	53,553
150,000		39,325	54,059	68,793	83,528	83,528
200,000		53,175	73,284	93,393	113,503	113,503
205,000	(1)	54,560	75,207	95,853	116,500	116,500

(1)
Pensionable Compensation is limited to $205,000 in accordance with Section 401(a)(17) of the Internal Revenue Code.

ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

        The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock (10% beneficial owners) are required to file reports of ownership and changes in beneficial ownership of the Common Stock with the SEC and Nasdaq and to provide copies of those reports to the Company. Based on the Company's review of such ownership reports furnished to the Company or written representations from certain reporting persons, except as noted below, no officer or director failed to file such ownership reports on a timely basis during the fiscal year ended December 31, 2004. Mr. Stranford filed a Form 4 late because of an administrative oversight.

Certain Relationships and Related Transactions

        There were no directors, executive officers or immediate family members of such individuals who were engaged in transactions with the Bank or any subsidiary involving more than $60,000 during the year ended December 31, 2004.

        The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. In the Company's opinion, all outstanding loans to executive officers and directors of the Company and the Bank and members of their immediate family were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. Furthermore, loans to an affiliate must be approved in advance by a disinterested majority of the Board of Directors of the Bank or be within other guidelines established as a result of applicable regulations. As of December 31, 2004, loans to executive officers and directors of the Company and the Bank, and their affiliates, were current and performing in accordance with their terms.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Company during the year ended December 31, 2004, consisted of Messrs. Dusek, Olsen and Gregory. Mr. Gregory is the former President and Chief Executive Officer of the Bank. He has not served as an officer since 1995.

        During the year ended December 31, 2004, the Company had no interlocking relationships in which (i) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served on the compensation committee of the Company; (ii) an executive officer of the Company served as a director of another entity, one of whose executive officers served on the compensation committee of the Company; and (iii) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

        The Board of Directors of the Company has appointed Grant Thornton LLP as the Company's independent auditor for the fiscal year ending December 31, 2005, and is submitting such appointment for ratification by the Company's stockholders. A representative of Grant Thornton LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

        Ratification of the appointment of the independent auditor requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Grant Thornton LLP as the Company's independent auditor for the 2005 fiscal year.

PROPOSAL III—APPROVAL OF THE ADOPTION OF THE
TF FINANCIAL CORPORATION
2005 STOCK-BASED INCENTIVE PLAN

General

        The Company's Board of Directors adopted the TF Financial Corporation 2005 Stock-Based Incentive Plan (the "Plan") on January 26, 2005 and is presenting it for approval by the Company's stockholders at the Annual Meeting. The following is a summary of the Plan, which is qualified in its entirety by the complete provisions of the Plan attached as Appendix A.

        The Plan authorizes the granting of options to purchase Common Stock and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to the Awards, as specified in Section 12 of the Plan, the maximum number of shares available for Awards under the Plan is 240,000 shares. The maximum number of shares that may be delivered to any single Participant under the Plan is 120,000 shares of Common Stock. The maximum number of shares reserved for the award of shares of Common Stock ("Stock Awards") to all Participants is 40,000 shares. The balance of such Awards may be in the form of options to purchase shares of Common Stock. Individuals who are directors, officers or employees of the Company and its affiliates are eligible to receive Awards under the Plan. The Plan is administered by a committee of non-employee directors (the "Committee"). Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Plan.

Awards

        Types of Awards.    The Plan authorizes the grant of Awards in the form of: (i) options to purchase the Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options" or "ISOs"; (ii) options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-statutory Stock Options" or "NSOs"; and (iii) Stock Awards, which provide a grant of Common Stock that may vest over time or which are subject to attainment of specified conditions. In no event shall any participant be awarded more than 120,000 shares under the Plan including not more than 20,000 shares in the form of Stock Awards reserved under the Plan.

        Options.    The Committee has the discretion to award Incentive Stock Options or Non-statutory Stock Options to employees. Pursuant to the Plan, the Committee has the authority to determine the date or dates on which each stock option will become exercisable. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of the grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of the grant. The exercise price may be paid in cash or in Common Stock at the discretion of the Committee.

        Termination of Employment.    Unless otherwise determined by the Committee, upon termination of an employee's service for any reason other than retirement, death or disability, change in control or termination for cause, the vested Incentive Stock Options and Non-statutory Stock Options shall be exercisable for a period of three months following termination. The Committee, in its discretion, may determine the time frame in which options may be exercised and may redesignate Incentive Stock Options as Non-statutory Stock Options. In the event of termination for cause, all rights under any options granted shall expire immediately upon termination. In the event of a change in control of the Company or the Bank, the options will become fully vested and shall be exercisable until the expiration of the term of the option, regardless of termination of employment. In the case of death or disability, options will become fully vested and shall be exercisable for up to one year thereafter or, if sooner, until the expiration of the term of the option, and, in the case of retirement, vested options will be exercisable for a period of one year following termination of service upon retirement or, if sooner, until the expiration of the term of the option; provided that Incentive Stock Options not exercised within three months following a change in control or retirement shall be redesignated as Non-statutory Stock Options.

        Stock Awards.    The Plan also authorizes the granting of Stock Awards to employees. The Committee has the authority to determine the conditions upon which the Stock Awards granted will vest. The Plan provides that all Stock Awards shall vest immediately upon termination of employment following a change in control of the Company or the Bank, as well as following death or disability. Under the Plan, the vesting of Stock Awards may also be made contingent upon the attainment of certain performance goals achieved by the Company, Bank or the award recipient, which performance goals, if any, will be established by the Committee. An agreement setting forth the terms of the Stock Awards ("Stock Award Agreement") shall set forth the vesting period and any performance goals that must be attained. A Stock Award may only be granted from the shares reserved and available for grant under the Plan. No Stock Award that is subject to a performance goal is to be distributed to the employee until the Committee confirms that the underlying performance goal has been achieved. Upon a change in control of the Company or the Bank, all performance goals shall be deemed to be satisfied.

        Stock Awards are generally nontransferable and nonassignable as provided in the Plan. The Committee has the power, under the Plan, to permit transfers. Holders of Stock Awards prior to the date of vesting of such awards shall be entitled to receive payment of compensation in an amount equal to any cash dividends paid on the Common Stock. Such compensation payments will be made to the Participant within 30 days of the respective dividend payment date. Shares of Common Stock held by the Plan trust are voted by the trustee.

        The Board or the Committee will from time to time determine the employees who will be granted Awards, the award to be granted to any participant, and whether the awards will be Incentive Stock Options and/or Non-statutory Stock Options or Stock Awards. In making this determination, the Board or the Committee may consider several factors including prior and anticipated future job duties and responsibilities, job performance, the Company's financial performance and a comparison of awards given by other financial institutions. Participants who have been granted an Award may be granted additional Awards.

New Plan Benefits Table

        At the present time, the Company does not intend to grant any Stock Awards authorized under the Plan prior to June 1, 2005. No determination has been made at this time regarding the nature of such Awards or the recipients of such Awards. As such, no information is being provided concerning any benefits that may be delivered under this plan to any individual or group of individuals.

Effect of Mergers, Change of Control and Other Adjustments and Anti-Takeover Aspects

        In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Company may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Award holder. All Awards under the Plan shall be binding upon any successors or assigns of the Company.

        "Change in Control" of the Company or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act");

(ii) involves the sale of all, or a material portion, of the assets of the Company or the Bank; (iii) involves the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iv) results in a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (v) without limitation, such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Company representing 10% or more of the Bank's or the Company's outstanding securities except for any securities of the Bank purchased by the Company in connection with the conversion of the Bank to the stock form and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the resulting entity; or (D) solicitations of shareholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan or reorganization, merger of consolidation of the Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company shall be distributed; or (E) a tender offer is made for 10% or more of the voting securities of the Bank or the Company.

        The provisions of the Plan related to a change in control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following the exercise of options. The power of the Committee to make adjustments, including adjusting the number of shares subject to options, prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the Plan to operate in changed circumstances, to adjust the Plan to fit a smaller or larger company, and to permit the issuance of options to new management following extraordinary corporate action. However, this power of the Committee also has an anti-takeover effect, by allowing the Committee to adjust the Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Common Stock, and to possibly decrease the number of options available to new management of the Company.

        Although the Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Plan specifically for anti-takeover purposes. The Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of options could choose to exercise options and thereby increase the number of shares for which they hold voting power. Also, the exercise of options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock. In addition, the exercise of options could increase the cost of an acquisition by a potential acquiror.

Tax Treatment

        Under present federal tax laws, awards under the Plan will have the following consequences:

  1.
  The grant of an option will not by itself result in the recognition of taxable income to a participant or entitle the Company to a tax deduction at the time of grant.

  2.
  The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to a participant or entitle the Company to a deduction at the time of exercise. However, the difference between the option exercise price and the fair market value of the Common Stock on the date of option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for a participant. A participant will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that the shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

  3.
  The exercise of a Non-statutory Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the Common Stock acquired pursuant to the option.

  4.
  The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by a participant at the time the participant recognizes ordinary income.

  5.
  In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's proxy statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of options under the Plan to comply with the requirements under Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

  6.
  Stock Awards awarded under the Plan are generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the fair market value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such Stock Award to elect to include in gross income for the current taxable year the fair market value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the Stock Award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Stock Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Stock Award may elect to have a portion of such award withheld in order to meet any necessary tax withholding obligations.

  7.
  The receipt of compensation payments related to Stock Awards prior to vesting of such Stock Awards attributable to cash dividends paid on the Common Stock will be taxable as compensation when paid and deductible by the Company.

Amendment

        The Board of Directors may amend the Plan in any respect, at any time, provided that no amendment may affect the rights of an Award holder without his or her permission and provided that the exercise price of previously granted options may not be changed or modified without stockholder approval, unless as specified in Section 12 of the Plan, the change or modification is made to prevent dilution, diminution or enlargement of the rights of the Award holder.

Possible Dilutive Effects

        The Common Stock issuable may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the options and awards of Stock Awards, the Company delivers newly issued shares of Common Stock (i.e., 240,000 shares of Common Stock), then the dilutive effect to ownership of current stockholders would be approximately 7.5%.

Nontransferability

        Unless determined otherwise by the Committee, no Award under the Plan shall be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order. With the consent of the Committee, an employee may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the employee.

Stockholder Vote

        Stockholder approval of the Plan is being sought in order to qualify the Plan for the granting of Incentive Stock Options in accordance with the Code, to meet the requirements of Section 162(m) of the Code related to tax deductibility of certain compensation items in excess of $1 million, to meet the requirements of the Nasdaq National Market upon which the Common Stock is listed for trading and to enable participants to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act. An affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote is required for stockholder approval of this Proposal III. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE TF FINANCIAL CORPORATION 2005 STOCK-BASED INCENTIVE PLAN.

PROPOSAL IV—STOCKHOLDER PROPOSAL

        Set forth below is the stockholder proposal in its entirety, as it was submitted to the Company by the stockholder. The Company will provide the name, address and number of shares of the Company's common stock owned by such stockholder upon receiving an oral or written request for such information.

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"SHAREHOLDER PROPOSAL

        Resolved, it is recommended that the Board of Directors of TF Financial Corporation (the Company) take the steps necessary to remove any provisions in the Company's Certificate of Incorporation and Bylaws that segregate the Board of Directors into separate classes with staggered terms of office.

SUPPORTING STATEMENT

        The Company's Certificate of Incorporation and Bylaws presently segregate the members of the Board of Directors into three separate classes with staggered three (3) year terms of office. This segregation of the Board of Directors is designed to limit the shareholders' ability to alter the composition of a majority of the Board. It is our recommendation that all of the members of the Company's Board of Directors be elected annually for a term of one (1) year. In our opinion, if the actions referenced in the foregoing Shareholder Proposal were effectuated, we shareholders would have an increased ability to affect the management of the Company. Please vote YES on this Proposal."

***************************

        The Board of Directors of the Company disclaims any responsibility for the content of the stockholder proposal and for the statements made in support of the proposal. The stockholder proposal is included in this Proxy Statement in accordance with the rules of the Securities and Exchange Commission and is not endorsed by the Board of Directors. All members of the Board and Executive Management are stockholders of the Company and will vote AGAINST the stockholder proposal.

BOARD RECOMMENDATION TO VOTE AGAINST
PROPOSAL IV—STOCKHOLDER PROPOSAL

        The stockholder proposal recommends that the Board take action to remove provisions from the Company's Certificate of Incorporation and Bylaws that the Board of Directors believes are in the best interest of the Company and its stockholders. The Board believes that the proposal is NOT in the best interests of stockholders. This proposal is identical to the one submitted last year that was REJECTED by stockholders.

        The provisions in the Company's Certificate of Incorporation and Bylaws that segregate the directors into three classes are designed to protect and maximize the value of stockholders investment in the Company by ensuring stability and continuity of the directorship of the Company. The Board of Directors believes undermining the stability of the Board is not a desirable goal and that approval of this proposal would not achieve any benefit for the Company.

        The regulations of the Office of Thrift Supervision, the primary regulator of the Company's wholly-owned subsidiary, Third Federal Bank (the Bank), require the Board of Directors of the Bank to be segregated into three classes. Because there is significant overlap between the Company's and the Bank's Boards of Directors, it is more functional to have the director term be the same. In addition, federal law and regulations mandate that the Bank's board have three classes for purposes of continuity and stability and the Board believes that such objectives should also be applied to the Company's Board of Directors.

        Furthermore, the stockholder proposal, if approved, will not effect a change to the Certificate of Incorporation or Bylaws. It merely recommends that the Board take action to effect the removal of the provisions that segregate the board into three classes. To effect such a change, the Board would need to convene a special meeting of shareholders and submit for a separate stockholder vote a proposal to amend Article XI, Section B of the Certificate of Incorporation, which provides for the segregation of the Board into three classes. Pursuant to Article XX, certain provisions of the Certificate of Incorporation, including Article XI, may not be repealed, altered, amended or rescinded in any respect unless the same is approved by the affirmative vote of the holders of not less than 80% of the outstanding shares entitled to vote. The Board of Directors and executive officers of the Company would be expected to vote against such a proposal and they beneficially own an aggregate of 23.97% of the outstanding stock of the Company as of March 21, 2005, which excludes shares subject to stock options and includes shares held by the Third Federal Savings Bank ESOP and other stock benefit plans. Unallocated shares and shares for which no timely voting direction is received are voted by the ESOP Trustee as directed by the Board of Directors or the ESOP Committee, subject to the fiduciary duty of the ESOP Trustee. Thus, approval of the stockholder proposal does not ensure or render it any more likely that the proposed change will be adopted.

        This proposal is identical to the one submitted last year that was REJECTED by stockholders.

        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL.

OTHER MATTERS

        The Board of Directors is not aware of any business to come before the meeting other than those matters described above. However, if any other matters should properly come before the meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

MISCELLANEOUS

        The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. Actual costs, however, may exceed estimated amounts. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

        Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K (excluding exhibits) for the fiscal year ended December 31, 2004. Such written requests should be directed to Lorraine A. Wolf, Corporate Secretary, 3 Penns Trail, Newtown, Pennsylvania 18940.

STOCKHOLDER PROPOSALS

        In order to be considered for inclusion in the Company's proxy materials for the 2006 annual meeting of stockholders, a stockholder proposal must be received at the Company's executive office at 3 Penns Trail, Newtown, Pennsylvania 18940 no later than November 28, 2005. In addition, a stockholder proposal must meet other applicable criteria as set forth in the Company's bylaws and the rules of the Securities and Exchange Commission in order to be considered for inclusion in the Company's proxy materials.

        Under the Company's bylaws, a stockholder proposal that is not included in the Company's proxy statement for the 2006 annual meeting, will only be considered at such meeting if the stockholder submits notice of the proposal to the Company at the above address by February 26, 2006. In addition, a stockholder proposal must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the 2006 annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Lorraine A. Wolf Corporate Secretary

Appendix A

TF FINANCIAL CORPORATION
2005 STOCK-BASED INCENTIVE PLAN

1.
DEFINITIONS.

        "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Sections 424(e) and 424(f) of the Code.

        "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

        "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

        "Bank" means Third Federal Bank, Newtown, Pennsylvania.

        "Board of Directors" means the board of directors of the Corporation.

        "Change in Control" of the Corporation or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (ii) involves the sale of all, or a material portion, of the assets of the Corporation or the Bank; (iii) involves the merger or re-capitalization of the Corporation whereby the Corporation is not the surviving entity; (iv) results in a change in control of the Corporation, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or (v) without limitation, such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Corporation representing 10% or more of the Bank's or the Corporation's outstanding securities except for any securities of the Bank purchased by the Corporation and any securities purchased by any tax qualified employee benefit plan of the Bank or the Corporation; or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Corporation's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Corporation or similar transaction occurs in which the Bank or Corporation is not the resulting entity; or (D) solicitations of shareholders of the Corporation, by someone other than the current management of the Corporation, seeking stockholder approval of a plan or reorganization, merger of consolidation of the Corporation or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Corporation shall be distributed; or (E) a tender offer is made for 10% or more of the voting securities of the Bank or the Corporation, other than by the Corporation.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

        "Common Stock" means the Common Stock of the Corporation.

        "Corporation" means TF Financial Corporation.

        "Date of Grant" means the effective date of an Award.

        "Director" means a member of the Board of Directors.

        "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Corporation or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Corporation or an Affiliate.

        "Effective Date" means the date of approval of the Plan by a vote of the stockholders of the Corporation.

        "Employee" means any person employed by the Corporation or an Affiliate. Unless otherwise noted herein, a Director who is also employed by the Corporation or an Affiliate shall be considered an Employee under the Plan.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

        "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

          (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, including the Nasdaq National Market, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith.

          Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

        "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

        "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

        "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

        "Outside Director" means a member of the board(s) of directors of the Corporation or an Affiliate who is not also an Employee of the Corporation or an Affiliate.

        "Participant" means any person who holds an outstanding Award.

        "Plan" means this TF Financial Corporation 2005 Stock-Based Incentive Plan.

        "Retirement" means retirement from employment or service with the Corporation or an Affiliate following attainment of not less than age 55 and completion of not less than ten years of service with the Corporation or Affiliate, as applicable.

        "Stock Award" means an Award granted to a Participant pursuant to Section 8 of the Plan.

        "Termination for Cause" shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Corporation and/or any subsidiary of the Corporation and a Participant.

        "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

        "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.
ADMINISTRATION.

          (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested Directors of the Corporation, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Corporation or an Affiliate who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees, Outside Directors, and other individuals who are not considered officers or directors of the Corporation under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

          (b) The Committee shall (i) select the individuals who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

          (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Corporation or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, and at a minimum, the Committee shall set forth in each Award Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option; (iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The President of the Corporation, the Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Corporation or an Affiliate and to cause them to be delivered to the recipients of Awards.

          (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Corporation or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of an Award; provided, however, only the Committee or a portion of the Committee may certify the attainment of any conditions of an Award intended to satisfy the requirements of Section 162(m) of the Code.

3.
TYPES OF AWARDS.

        The following Awards may be granted under the Plan:

  (a)
  Non-Statutory Stock Options.

  (b)
  Incentive Stock Options.

  (c)
  Stock Awards.

4.
STOCK SUBJECT TO THE PLAN; AWARD MAXIMUMS.

        Subject to adjustment as provided in Section 13 of the Plan, the maximum number of shares reserved for Awards under the Plan is 240,000. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options, including Incentive Stock Options, granted under the Plan is 240,000, reduced by the issuance of any Stock Awards. The maximum number of the shares reserved for Stock Awards is 40,000 in the aggregate. The maximum number of shares that may be delivered to any person in accordance with Awards under the Plan shall not exceed 120,000 shares of Common Stock. No individual shall be granted an amount of Stock Options which exceeds 50% of the total shares reserved for Awards under the Plan. No individual shall be granted an amount of Stock Awards in excess of 50% of the total number of the shares reserved for Stock Awards under the Plan. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Corporation, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares. Notwithstanding anything herein to the contrary, no Awards shall be made under the Plan prior to June 1, 2005.

5.
ELIGIBILITY.

        Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.
NON-STATUTORY STOCK OPTIONS.

        The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

          (a) Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

          (b) Terms of Non-Statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

          (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

          (d) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

          (e) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement, or, if sooner, until the expiration of the term of the Non-Statutory Stock Option.

          (f) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Non-Statutory Stock Option.

          (g) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non- Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

          (h) Acceleration Upon a Change in Control. In the event of a Change in Control, all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable.

          (i) Delivery of Shares. Upon the exercise of a Non- Statutory Stock Option, payment by the Corporation shall be made in the form of shares of Common Stock.

7.
INCENTIVE STOCK OPTIONS.

        The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

          (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Corporation ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

          (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Corporation or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

          (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

          (d) Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

          (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Incentive Stock Option.

          (f) Termination of Employment (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement, or, if sooner, until the expiration of the term of the Incentive Stock Option. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three (3) months following the Participant's cessation of employment.

          (g) Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Incentive Stock Option.

          (h) Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

          (i) Acceleration Upon a Change in Control. In the event of a Change in Control all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable.

          (j) Delivery of Shares. Upon the exercise of an Incentive Stock Option, payment shall be made in the form of shares of Common Stock.

          (k) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

8.
STOCK AWARDS.

        The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

          (a) Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

          (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant. To the extent that Stock Awards shall vest based upon performance goals which must be satisfied prior to the vesting of any installment or portion of a Stock Award, such performance goals shall be determined by the Committee either on an individual level, for all Participants, for all Stock Awards made for a given period of time, or as otherwise determined by the Committee. No Stock Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the earning or vesting of such Stock Award is subject have been achieved.

          (c) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

          (d) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

          (e) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

          (f) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

          (g) Acceleration Upon a Change in Control. In the event of a Change in Control, all unvested Stock Awards held by a Participant shall immediately vest.

          (h) Issuance of Certificates. Except in the case where a valid Section 83(b) election is made by a Participant in accordance with Section 14 of the Plan or as otherwise determined by the Committee, reasonably promptly after the applicable date that a Stock Award shall be earned and non-forfeitable, the Corporation shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing the applicable shares of Common Stock represented by such Stock Award. In the event that any such shares are issued in advance that such Stock Awards are earned, any such stock certificate issued shall bear the following legend:

    "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the TF Financial Corporation 2005 Stock-Based Incentive Plan, and Award Agreement entered into between the registered owner of such shares and TF Financial Corporation or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of TF Financial Corporation, 3 Penns Trail, Newtown, PA 18940."

        Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Corporation or its Affiliates, unless the Committee determines otherwise.

  (i) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

    The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

    Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock

    Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

    If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

          (j) Dividend Rights on Stock Awards. The holder of a Stock Award, whether or not earned, shall also be entitled to receive an amount equal to any cash dividends declared and paid with respect to shares of Common Stock represented by such Stock Award between the date the relevant Stock Award was granted to such Participant and the date the shares of Stock Awards are distributed. Such cash dividend amounts applicable to Stock Awards shall constitute compensation that shall be paid by the Trust or the Company to the Participant within 30 days of the respective dividend payment date.

          (k) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Trustee shall vote such shares of Common Stock held by any such Trust.

          (l) Delivery of Shares. Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.

9.
METHOD OF EXERCISE OF OPTIONS.

        Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash or Common Stock having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash and shares of Common Stock, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer in accordance with procedures approved by the Corporation. Payment of the Exercise Price in full or partial payment in the form of Common Stock shall be made utilizing Common Stock that has been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option. No shares of Common Stock shall be issued until full payment of the Exercise Price has been received by the Corporation.

10.
RIGHTS OF PARTICIPANTS.

        No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Corporation or an Affiliate or interferes in any way with the right of the Corporation or an Affiliate to terminate a Participant's employment or services.

11.
DESIGNATION OF BENEFICIARY.

        A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Corporation and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

12.
DILUTION AND OTHER ADJUSTMENTS.

        In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, re-capitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Corporation, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

          (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

          (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

          (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

        No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Corporation.

13.
TAXES.

          (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

          (b) If any disqualifying disposition described in Section 7(k) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 14 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Corporation or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Corporation or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

          (c) The Trustee may deduct from any distribution of shares of Common Stock awarded to an Outside Director under this Plan, sufficient amounts of shares of Common Stock to cover any applicable tax obligations incurred as a result of vesting of the Stock Award.

14.
NOTIFICATION UNDER SECTION 83(b).

        A Participant may, in connection with the receipt of an Award, or thereafter, make the election permitted under Section 83(b) of the Code, provided that such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filings and notifications required pursuant to regulations issued under the authority of Section 83(b) of the Code.

15.
AMENDMENT OF THE PLAN AND AWARDS.

          (a) Except as provided in paragraph (c) of this Section 15, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

          (b) Except as provided in paragraph (c) of this Section 15, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

          (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

    (i)
    Allowing any Option to be granted with an exercise price below the Fair Market Value of the Common Stock on the Date of Grant.

    (ii)
    Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

16.
EFFECTIVE DATE OF PLAN.

        The Board of Directors approved and adopted the Plan with an Effective Date being the date of approval of the Plan by a vote of a majority of the stockholders of the Corporation present in person or by proxy and entitled to vote at a meeting of such stockholders. All amendments to the Plan are effective upon approval by the Board of Directors, subject to shareholder approval when specifically required under the Plan or applicable federal or state statutes, rules or regulations. The failure to obtain shareholder approval for such purposes will not affect the validity or other provisions of the Plan and any Awards made under the Plan.

17.
TERMINATION OF THE PLAN.

        The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options and the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

18.
NO EMPLOYMENT RIGHTS.

        No Employee or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee or in any other capacity with the Corporation or any Affiliate.

19.
APPLICABLE LAW.

        The Plan will be administered in accordance with the laws of the Commonwealth of Pennsylvania to the extent not pre-empted by applicable federal law.

TF FINANCIAL CORPORATION
3 PENNS TRAIL
NEWTOWN, PENNSYLVANIA 18940
ANNUAL MEETING OF STOCKHOLDERS
APRIL 27, 2005

        The undersigned hereby appoints the Board of Directors of TF Financial Corporation (the Company), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the Meeting), to be held at the Goodnoe Farm Restaurant, Durham Road and Sycamore Street, Newtown, Pennsylvania on April 27, 2005 at 10:00 a.m., Eastern time and at any and all adjournments thereof, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES.

		FOR	WITHHELD
1.	The election as directors of the nominees listed below, for three year terms:	☐	☐
John R. Stranford Albert M. Tantala, Sr.
INSTRUCTIONS: To withhold your vote for either or both nominees, write the nominee's name on the line provided:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL II—RATIFICATION OF INDEPENDENT AUDITOR.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Grant Thornton LLP as the Company's independent auditor for the fiscal year ending December 31, 2005.	☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL III—APPROVAL OF THE ADOPTION OF THE TF FINANCIAL CORPORATION 2005 STOCK-BASED INCENTIVE PLAN.
		FOR	AGAINST	ABSTAIN
3.	Approval of the Adoption of the TF Financial Corporation 2005 Stock-Based Incentive Plan.	☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL IV—THE STOCKHOLDER PROPOSAL.
		FOR	AGAINST	ABSTAIN
4.	Stockholder proposal—recommending the removal of any provisions in the Company's Certificate of Incorporation and Bylaws that segregate the Board of Directors into separate classes with staggered terms of office.	☐	☐	☐

        THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS MADE, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES, THE RATIFICATION OF INDEPENDENT AUDITOR, AND THE APPROVAL OF THE TF FINANCIAL CORPORATION 2005 STOCK-BASED INCENTIVE PLAN, AND AGAINST THE STOCKHOLDER PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting and a Proxy Statement dated March 28, 2005 and the Company's 2004 Annual Report to Stockholders.

Dated: , 2005	Please check here if you plan to attend the Meeting. ☐

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

QuickLinks

TF FINANCIAL CORPORATION 3 PENNS TRAIL NEWTOWN, PENNSYLVANIA 18940 (215) 579-4000 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be Held on April 27, 2005
PROXY STATEMENT OF TF FINANCIAL CORPORATION 3 PENNS TRAIL NEWTOWN, PENNSYLVANIA 18940
ANNUAL MEETING OF STOCKHOLDERS APRIL 27, 2005
GENERAL
VOTING AND REVOCABILITY OF PROXIES
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
PROPOSAL I—ELECTION OF DIRECTORS
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
COMPARISON OF CUMULATIVE TOTAL RETURN
LONG-TERM INCENTIVE PLAN AWARDS TABLE Long-Term Incentive Plan Awards in Last Fiscal Year
ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
PROPOSAL II—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
PROPOSAL III—APPROVAL OF THE ADOPTION OF THE TF FINANCIAL CORPORATION 2005 STOCK-BASED INCENTIVE PLAN
PROPOSAL IV—STOCKHOLDER PROPOSAL
"SHAREHOLDER PROPOSAL
SUPPORTING STATEMENT
BOARD RECOMMENDATION TO VOTE AGAINST PROPOSAL IV — STOCKHOLDER PROPOSAL
OTHER MATTERS
MISCELLANEOUS
STOCKHOLDER PROPOSALS
TF FINANCIAL CORPORATION 2005 STOCK-BASED INCENTIVE PLAN
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS